exhibit 99.4
Diodes FabTech, Inc.
777 New Blue Parkway
Suite 350
Lee’s Summit, MO 64064
To:
Union Bank of California, N.A.
Corporate Trust Department
120 S. San Pedro Street, 4th Floor
Los Angeles, CA 90012
(the “Account Bank”)
For the attention of: Claire Brooksby and Craig Calvert
UBS Limited
1 Finsbury Avenue
London EC2M 2PP
(“UBS”)
April 3, 2008
Dear Sirs
Project Zebra — Account Instructions
1.	We, Diodes Fabtech Inc. (the “Account Holder”), refer to our sterling account numbered 6711744400 held with the Account Bank in California, USA (as the same may be renumbered, recoded or redesignated, the “Account”). The purpose of this letter is to regulate the terms on which dealings with, and withdrawals from, the Account may be conducted.

2.	By way of background, we have requested UBS to act on our behalf in connection with an offer which we propose to make to acquire the entire issued and to be issued share capital of a public limited company (the “Target”) which is listed on the Official List of the London Stock Exchange (the “Offer”). The identity of the Target is currently confidential but shall be communicated to you by UBS and the Account Holder promptly following announcement of the Offer. As part of the Offer, and in accordance with the City Code on Takeovers and Mergers, UBS will be required to make public statements to the effect that we have sufficient resources to satisfy the cash consideration payable under the Offer. In certain circumstances, if we do not pay such cash consideration UBS may be obliged to do so. In order to protect UBS’ position it is intended that the amounts standing to the credit of the Account will only be applied towards paying such cash consideration and that withdrawals from, and other dealings with, the Account will only be undertaken in accordance with the terms of this letter.

3.	On and from the date hereof until midnight on the date (the “Termination Date”) on which UBS notifies the Account Bank in writing that, to the satisfaction of UBS, the Offer has lapsed or been withdrawn or the consideration payable under the Offer has been fully discharged or that no further payments will be required from the Account in relation to the Offer, as the case may be:
(a)	the Account Bank is hereby irrevocably authorised and instructed forthwith to make such payments and effect withdrawals from, and otherwise deal with, the Account (including, without limitation, closing, redesignating, redenominating, assigning or transferring the Account) only in accordance with the joint written instructions received by the Account Bank from authorised signatories of UBS and the Account Holder (and no other person) or in accordance with the written instructions of UBS in the circumstances contemplated by paragraph 23(i). The agreed form of the instruction letter in relation to the making of any payments or effecting any withdrawals from the Account is set out in Schedule I to this letter. In the circumstances set out in paragraph 23(i), the authorised signatories of UBS shall be required to sign such instructions; and

(b)	the Account Bank is hereby irrevocably directed not to deal in any way whatsoever with any of the cash held in or reflected on or effected through the Account from time to time or the Account itself (otherwise than in accordance with paragraph (a) above) and not to take any action which would enable a third party to acquire any claims, charges, security interests, encumbrances, rights or interests (each an “encumbrance”) in relation to any of such cash.
4.	For the purpose of this letter, the “authorised signatories” of a person shall be:
(a)	in the case of the Account Holder, the persons whose names, titles and signatures are attached as Schedule III hereto. The Account Holder may, by written notice to Account Bank and UBS, add or delete authorised signatories of the Account Holder, providing that the Account Holder shall have at least two authorised signatories at all times; and

(b)	in the case of UBS, such persons who from time to time are notified in writing by UBS to the Account Bank as being entitled for the purposes of this letter to give instructions in connection herewith. On the date of this letter the persons who may provide such instructions on behalf of UBS are Craig Calvert, Claire Brooksby, Nick Adams and Michael O’Brien (acting together or individually). Copies of their specimen signatures appear in the certificate of incumbency of UBS Limited which is attached as Schedule IV hereto.
5.	On and from midnight on the Termination Date, this letter shall be of no further effect (without prejudice to rights, obligations and liabilities which have accrued or arisen prior to such time).

6.	The direction to the Account Bank given in paragraph 3 above (the “Direction”) is irrevocable and the Account Bank is hereby directed to disregard any purported revocation thereof by the Account Holder. The Account Bank is further authorised to inform UBS of any purported revocation of the Direction by the Account Holder.

7.	The Account Holder agrees to pay to the Account Bank any government taxes and expenses relating to the Account from time to time. The Account Bank shall be entitled to receive payment from Account Holder for fees, costs and expenses for all services rendered by it hereunder in accordance with Schedule II to this letter. The Account Holder shall reimburse the Account Bank on demand for all losses, liabilities, damages, disbursements, advances or expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all counsel, advisor and agent fees and disbursements. The obligations contained in this paragraph 7 shall survive the termination of this letter and the resignation or removal of the Account Bank.

8.	Notwithstanding any agreement or arrangement to the contrary, the Account Bank waives and agrees that it shall not exercise any right of set-off, amalgamation, combination of accounts, rights or remedies of security or other rights to deduct, withdraw or withhold sums from the Account in payment of any taxes or costs, expenses, fees or any other sums payable by the Account Holder or any other person to the Account Bank or any other person other than any tax required by law to be deducted from the Account in respect of interest received in relation to the credit balance of, and which has been paid into, the Account.

9.	The Account Holder also represents and undertakes to each of the Account Bank and UBS as follows and on the other terms of this letter:
(a)	we will not revoke or modify the Direction prior to midnight on the Termination Date;

(b)	on the date hereof no encumbrances exist in respect of the monies or other assets held in or reflected on or effected through the Account or in relation to the Account;

(c)	we will not create or permit to arise or subsist any encumbrance over any cash or other assets held in or reflected on or effected through the Account or over the Account prior to midnight on the Termination Date;

(d)	on the date of this letter there are no transactions pending with respect to the Account; and
(i)	(i) at 5 p.m. in California, USA on the date of this letter the Net Value was £8,834,316.24 (“Net Value” for this purpose being the aggregate net value in cleared funds of the assets and liabilities held in or reflected on or effected through the Account); and

(ii)	we will take all necessary steps, and instruct the Account Bank accordingly, to realise promptly the Net Value in cash and apply the same in the manner contemplated in paragraph 15.

10.	The Account Holder shall indemnify the Account Bank against all actions, proceedings, claims, demands, liabilities, and other costs and expenses which the Account Bank may suffer or incur in connection with the performance of its obligations under this letter, save insofar as the same result from the fraud, wilful default or gross negligence of the Account Bank. The obligations contained in this paragraph 10 shall survive the termination of this letter and the resignation or removal of the Account Bank.

11.	We agree that each of the Account Bank and UBS are entitled to rely upon this letter and to deliver a copy of it to any relevant regulatory authority.

12.	The Account Holder hereby authorises to Account Bank to disclose, and the Account Bank hereby agrees to provide, to UBS, such information in relation to the Account and the monies standing to the credit thereof as UBS may from time to time reasonably request.

13.	Any notice, instruction or other communication in connection with this letter:
(a)	shall be in writing, delivered personally or by first-class pre-paid letter (airmail if available) or fax;

(b)	shall be deemed to have been received, subject as otherwise provided in this letter, in the case of a letter, when delivered personally or 3 days after it has been put into the post and, in the case of fax, when a complete and legible copy is received by the addressee (unless the time of despatch of any fax is after close of business in which case it shall be deemed to have been received at the opening of business on the next business day);

(c)	shall be sent to:
(i)	the Account Bank at the address set out on the first page of this letter;

(ii)	UBS at:

1 Finsbury Avenue, London EC2M 2PP

Fax: +44 20 7568 4611

Attention: Craig Calvert/Claire Brooksby

(iii)	the Account Holder at the address set out on the first page of this letter.
14.	The Account Bank:
(a)	confirms that, at 5 p.m. in California, USA[1] on the date which appears after the signature of its signatory on the last page of this letter, the Net Value was £8,834,316.24;

(b)	shall not be deemed to be a trustee and shall have no obligations save for those set out in this letter;

(c)	hereby agrees (notwithstanding any arrangement, agreement or instruction to the contrary) not to make any payment from the Account, or effect any transaction on or with respect to, the Account other than in accordance with the terms of this letter;

(d)	may accept any notice or instruction given to it in writing by both the Account Holder (and signed by an authorised signatory of the Account Holder) and UBS (and signed by authorised signatory of UBS) pursuant to paragraph 3(a) as conclusive evidence of the facts stated therein and shall not be obliged to make any further enquiry in relation thereto and may in good faith accept as such without enquiry any document purporting to be such a notice or instruction;

(e)	confirms that it has not received notice of any right of any third party in or to the Account or the amounts standing to the credit of the Account from time to time; and

(f)	acknowledges that it holds the original Irrevocable Standby Letter of Credit No. RA2JZ1 issued to the Account Holder on March 31, 2008 by UBS Financial Services Inc..
15.	UBS and the Account Holder each hereby agree in favour of each other that it shall only give instructions to the Account Bank pursuant to paragraph 3(a) for the purpose of payments to be made to fund the payment of the consideration under the Offer (including, as the case may be, for the purpose of enabling the Account Holder to exercise its rights under a forward foreign exchange contract previously approved by UBS pursuant to which sums withdrawn from the Account will be used to purchase Sterling where such Sterling amounts are used to fund the payment of the consideration under the Offer).

16.	UBS agrees in favour of the Account Holder that it shall promptly notify the Account Bank if the Termination Date has occurred.

17.	For the avoidance of doubt, nothing in this letter shall be construed or deemed to create any security interest in favour of UBS or the Account Bank.

18.	Prior to midnight on the Termination Date the instructions contained in this letter may only be amended or terminated on the joint written instructions of UBS and the Account Holder. Thereafter such amendments or termination may be effected on the sole written instructions of the Account Holder.

19.	This letter shall take immediate effect and shall supersede all other prior communications (oral or written) between the Account Holder and the Account Bank.

20.	This letter is governed by, and shall be construed in accordance with the laws of the United States and the State of California.

21.	This letter has been signed on the date hereof to indicate the Account Holder’s agreement to its terms.

22.	This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

23.	Acceptance by the Account Bank of its duties under this letter is subject to the terms and conditions in this paragraph 23, which all parties to this letter hereby agree shall govern and control the rights, duties and immunities of the Account Bank.
(a)	The duties and obligations of the Account Bank shall be determined solely by the express provisions of this letter and no duties, responsibilities, or obligations shall be inferred or implied. The Account Bank shall not be liable except in respect of its duties and obligations as are expressly and specifically set out in this letter. The Account Bank shall not be liable for the accuracy of any calculations or the sufficiency of any funds for any purpose.

(b)	Save in relation to its duties and obligations under this letter, the Account Bank shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder.

(c)	The Account Bank shall not be required to inquire as to the performance or observation of any obligation, term or condition under any other agreements or arrangements between the Account Holder and any other person.

(d)	The Account Bank is not a party to, and is not bound by, or required to comply with, any agreement or other document out of which this letter may arise. The Account Bank shall be under no liability to any party hereto by reason of any failure on the part of the Account Holder, UBS or any maker, guarantor, endorser or other signatory of any document or any other third party to perform, such party’s obligations under any such document, save to the extent that such failure arises out of the breach or non-performance by the Account Bank of its obligations under this letter. Except for amendments to this letter referred to herein, and except for notifications or instructions to the Account Bank under and in accordance with this letter, and, save as set out in paragraph 2, the Account Bank shall not be obliged to recognize or be chargeable with knowledge of any of the terms or conditions of any agreement between the Account Holder and UBS or any other person, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

(e)	The Account Bank shall not be bound by any waiver, modification, termination or rescission of this letter or any of the terms hereof, unless evidenced in writing and delivered to the Account Bank signed by the proper party or parties and, if the duties or rights of the Account Bank are affected, unless it shall give its prior written consent thereto. No person, firm or corporation will be recognised by the Account Bank as a successor or assignee of the Account Holder until there shall be presented to the Account Bank evidence satisfactory to it of such succession or assignment. This letter shall not be deemed to create a fiduciary relationship among the parties hereto.

(f)	If at any time the Account Bank is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the rights in and to the Account (including any amounts standing to the credit thereof) (including but not limited to orders of attachment or any other forms of levies or injunctions or stays relating to the transfer of that property), the Account Bank is authorised to comply therewith; and if the Account Bank complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, it shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect. The Account Bank shall promptly notify UBS of, and shall provide UBS with a copy of, each such order, judgment, decree, writ or process.

(g)	The Account Bank shall not incur liability for not performing any act or not fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Account Bank (including but not limited to any act or provision of any present law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank or telex or other wire or communication facility). The Account Bank shall use its reasonable endeavours to circumvent and otherwise ameliorate such occurrences.

(h)	When the Account Bank acts, in accordance with paragraph 14(d), on any instruction, communication, (including, but not limited to, a communication with respect to the delivery of securities or the wire transfer of funds) sent by telex, facsimile, email or other form of electronic or data transmission, the Account Bank, absent gross negligence or wilful misconduct on its part, shall not be responsible or liable in the event such communication is not an authorised or authentic communication of the party involved or is not in the form the party involved sent or intended to send (whether due to fraud, distortion or otherwise).

(i)	In the event of any dispute or conflicting claim with respect to the payment, ownership or right of possession of the funds in the Account, the Account Bank shall comply with the sole written instructions of UBS.

(j)	To the extent permitted by applicable laws and regulations, the parties shall provide to the Account Bank such information as the Account Bank may reasonably require to permit it to comply with its obligations under the federal USA PATRIOT Act (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001).

(k)	In the event fund transfer instructions are given (other than in writing at the time of the execution of this letter), whether in writing, by fax or otherwise, the Account Bank is authorised to seek confirmation of such instructions by telephone call-back to an authorised signatory of each of the Account Holder and UBS (or, in the circumstances contemplated in paragraph 23(i), UBS alone), and the Account Bank may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs which appear on the signature pages of this letter may be changed only in writing by the party for whom the relevant persons are authorised to act and such change shall take effect only when notice thereof from the relevant party is actually received and acknowledged by the Account Bank. The Account Bank and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Account Holder and UBS to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Account Bank may apply any of the funds in the Account for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated. The parties to this letter acknowledge that such security procedure is commercially reasonable.
Please confirm your agreement to the above terms by signing the enclosed copy of this letter and returning it to us.

Yours faithfully,
/s/ Richard D. White
Signed for and on behalf of
Diodes Fabtech Inc.

Call back person and number: Larry P. Katz 805-446-4800

We hereby agree to the terms of this letter.
/s/ Craig Calvert
Signed for and on behalf of UBS Limited

/s/ Claire Brooksby
Signed for and on behalf of UBS Limited

Date: April 3, 2008
Call back person and number: Craig Calvert, Claire Brooksby, Nick Adams or Michael O’Brien, on +44 (0)207 567 8000.

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In consideration of the sum of US$1 and for such other sufficient consideration (receipt of which is hereby acknowledged) we hereby agree to the terms of this letter.

Signed:	/s/ Nabeel Badawi
Signed and agreed for and on behalf of Union Bank of California N.A.

Date: April 3, 2008

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SCHEDULE I
Agreed form of instruction letter
To:	Union Bank of California, N.A. Corporate Trust Department 120 S. San Pedro Street, 4th Floor Los Angeles, CA 90012 (the “Bank”)

For the attention of: [ ]

From: Diodes Fabtech Inc. (“Fabtech”)

777 N.W. Blue Parkway, Suite 350

Lee’s Summit

Missouri 64086

USA

UBS Limited,

1 Finsbury Avenue

London EC2M 2PP
[Date]
Dear Sirs
1.	We,Diodes Fabtech Inc. and UBS Limited, refer to the account numbered [ ] with sort code [ ] in the name of [ ] (the “Account”) and to the account bank instruction letter dated [ ] between UBS Limited, Diodes Fabtech Inc. and you (the “Account Bank Instruction”). Terms and expressions defined in the Account Bank Instruction have the same meaning when used in this letter.

2.	In accordance with the terms of the Account Bank Instruction, we hereby jointly instruct you to transfer the sum of £[ ] to the following account:

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Account name:	[ ]

Account number:	[ ]

Bank:	[ ]

Sort code:	[ ]
3.	The transfer is to be made for value on [ ].

4.	This joint instruction may be amended or terminated only on the joint written instructions of UBS and the Account Holder.

5.	This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

6.	Paragraphs 20 and 21 of the Account Bank Instruction shall apply to this letter, mutatis mutandis, as if they were set out in full in this letter.
Yours faithfully

for and on behalf of Diodes Fabtech Inc.

for and on behalf of UBS Limited

for and on behalf of UBS Limited

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SCHEDULE II
Union Bank of California, N.A.
Corporate Trust Services
Schedule of Fees for Escrow Agent Services

Acceptance and setup fee:	Waived

Annual Escrow Administration Fee:	$2,500

Legal counsel fee:	No Charge

Transactional charges:

Disbursements/wires each	$35

Investments per sale/purchase/transfer	$60

Our of pocket expenses:	As invoiced

Additional services:	By appraisal

Accepted by:
/s/ Larry P. Katz
March 20, 2008

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SCHEDULE III
Diodes FabTech Incorporated
Authorized signatories

Name of authorized signatories	Specimen signature

Mr. Richard D. White	/s/ Richard D. White

SVP, Finance

Mr. Keh-Shew Lu	/s/ Keh-Shew Lu

President and CEO

Mr. Larry P. Katz	/s/ Larry P. Katz

Controller

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SCHEDULE IV
CERTIFICATE OF INCUMBENCY
AUTHORISED SIGNATORIES
     I, John Stuart, Mitchell-Hewson, Secretary of UBS Limited hereby confirm that each of the four persons named below is at the date hereof an authorised signatory of UBS Limited and that the respective specimen signature shown thereof is a true and like copy of his/her signature for verification purposes:

Name of Signatory:

Nick Adams
Will sign:	/s/ Nick Adams

Michael O’brien
Will sign:	/s/ Michael O’Brien

Craig Calvert
Will sign:	/s/ Craig Calvert

Claire Brooksby
Will sign:	/s/ Claire Brooksby

Signed:
John S. Mitchell-Hewson
Secretary
Dated 03 April 2008

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